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                                                                   EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 8, 1996, included in Clayton Williams Energy, Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this registration statement.

                                       ARTHUR ANDERSEN LLP

Dallas, Texas
November 20, 1996